Net Loss per share	6 Months Ended
Jun. 30, 2022
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Net Loss per share
18	Net loss per share
The following table sets forth the computation of basic and dilutive net loss per share attributable to the Group’s ordinary shareholders:

	(Unaudited) For the six-month period ended 30 June 2022	(Unaudited) (Re-stated) For the six-month period ended 30 June 2021
	USD	USD

Net loss attributable to ordinary shareholders	(161,619,569)	(80,687,401)
Weighted average shares outstanding – Basic and Diluted	106,253,308	85,288,745

Net loss per ordinary share – Basic and Diluted	(1.52)	(0.95)

Basic net loss per share is computed by dividing the net loss attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the period, adjusted for the effect of the Conversion Ratio as discussed in Note 1 and applied retrospectively to all prior periods presented.

As of 30 June 2022, 15 million Earnout Shares (Note 11) have been excluded from the calculation of weighted average shares outstanding, as they are contingently issuable subject to achieving certain milestones on the trading price and volume of our Class A ordinary shares on NASDAQ as discussed in Note 11.
As the Group was loss-making in all periods presented in these condensed interim consolidated financial statements, potentially dilutive instruments all have an anti-dilutive impact and therefore have been excluded in the calculation of diluted weighted average number of ordinary shares outstanding. These instruments include certain outstanding equity awards, warrants, share options and convertible loans and could potentially dilute earnings per share in the future.